UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21603

SPECIAL VALUE OPPORTUNITIES FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE OPPORTUNITIES FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2012

Date of reporting period: DECEMBER 31, 2012

Item 1.	REPORTS TO STOCKHOLDERS

Annual Shareholder Report

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

December 31, 2012

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2012

Contents

Portfolio Asset Allocation (Unaudited)	2

Financial Statements

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Notes to Financial Statements	13
Schedule of Changes in Investments in Affiliates	29
Schedule of Restricted Securities of Unaffiliated Issuers	30

Supplemental Information (Unaudited)

Directors and Officers	31
Supplemental Tax Information	37

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

December 31, 2012

Percent of Cash
Industry	and Investments
Activities Related to Credit Intermediation	14.5%
Communications Equipment Manufacturing	11.2%
Wired Telecommunications Carriers	7.0%
Plastics Product Manufacturing	6.8%
Alumina and Aluminum Production and Processing	6.6%
Semiconductor and Other Electronic Component Manufacturing	6.6%
Business Support Services	4.4%
Oil and Gas Extraction	3.9%
Scheduled Air Transportation	3.2%
Specialty Hospitals	2.3%
Gaming Industries	2.3%
Management, Scientific, and Technical Consulting Services	2.3%
Radio and Television Broadcasting	1.9%
Electronic Shopping and Mail-Order Houses	1.7%
Nonferrous Metal Production and Processing	1.7%
Iron and Steel Mills and Ferroalloy Manufacturing	1.7%
General Freight Trucking	1.5%
Other Financial Investment Activities	1.3%
Other Electrical Equipment and Component Manufacturing	0.9%
Data Processing, Hosting, and Related Services	0.9%
Aerospace Product and Parts Manufacturing	0.8%
Depository Credit Intermediation	0.2%
Electric Power Generation, Transmission, and Distribution	0.1%
Home Furnishings Stores	0.0%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.0%
Other Amusement and Recreation Industries	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	16.2%
Total	100.0%

2

Ernst & Young LLP 725 South Figueroa Street Los Angeles, California 90017 Tel: +1 213 977 3200 www.ey.com

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Special Value Opportunities Fund, LLC

We have audited the accompanying statement of assets and liabilities of Special Value Opportunities Fund, LLC (a Delaware Limited Liability Company) (the Company), including the statement of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Special Value Opportunities Fund, LLC at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

March 1, 2013

3

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at fair value:
Unaffiliated issuers (cost $276,973,839)	$185,994,008
Controlled companies (cost $158,873,916)	91,129,695
Other affiliates (cost $285,755,244)	243,371,193
Total investments (cost $721,602,999)	520,494,896

Cash and cash equivalents	100,244,977
Accrued interest income:
Unaffiliated issuers	1,318,651
Controlled companies	293,671
Other affiliates	222,128
Deferred debt issuance costs	1,691,323
Dividend receivable from affiliated issuer	144,315
Other receivables	312,853
Prepaid expenses and other assets	72,171
Total assets	624,794,985

Liabilities
Credit facility payable	199,485,620
Distributions payable	8,000,000
Management and advisory fees payable	949,142
Payable for investments purchased	521,470
Interest payable	188,296
Unrealized depreciation on swaps	110,349
Payable to the Investment Manager	81,747
Accrued expenses and other liabilities	816,479
Total liabilities	210,153,103

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized, no shares issued and outstanding	-
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and outstanding	200,000
Accumulated dividends on Series Z preferred stock	8,243
Total preferred stock	208,243

Net assets applicable to common shareholders	$414,433,639

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares issued and outstanding	$37
Paid-in capital in excess of par	725,931,772
Distributions in excess of net investment income	(3,707,763)
Accumulated net realized losses	(106,443,309)
Accumulated net unrealized depreciation	(201,338,855)
Accumulated dividends to preferred shareholders	(8,243)
Net assets applicable to common shareholders	414,433,639

Common stock, NAV per share	$11,351.52

See accompanying notes.

4

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments

December 31, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (50.67%)
Bank Debt (40.30%) (1)
Aerospace Product and Parts Manufacturing (0.59%)
Hawker Beechcraft, Inc., DIP Term Loan, LIBOR + 8%, 1.75% LIBOR Floor, due 12/15/12	$752,317	$763,902	0.12%
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14 (2)	$75,976	41,597	0.01%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Series A New Term Loan, LIBOR + 8.5%, 2% LIBOR Floor, due 3/26/14 (2)	$1,836,286	1,003,842	0.16%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2%, due 3/26/14 (2)	$3,429,908	1,877,875	0.30%
Total Aerospace Product and Parts Manufacturing		3,687,216

Alumina and Aluminum Production and Processing (6.30%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2), (3)	$63,294,168	24,811,315	4.00%
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13 (3)	$1,211,983	1,211,983	0.20%
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 6.75% PIK, due 6/30/13 (3)	$13,031,475	13,031,475	2.10%
Total Alumina and Aluminum Production and Processing		39,054,773

Business Support Services (4.34%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$27,853,757	26,892,802	4.34%

Communications Equipment Manufacturing (3.14%)
Dialogic Corporation, Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15 (3)	$22,535,093	19,515,391	3.14%

Electronic Shopping and Mail-Order Houses (1.56%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$9,650,785	9,684,562	1.56%

Iron and Steel Mills and Ferroalloy Manufacturing (1.70%)
Essar Steel Algoma, Inc., Senior Secured Term Loan, LIBOR + 7.5%, 1.25% LIBOR Floor, due 9/20/14	$10,569,160	10,498,716	1.70%

General Freight Trucking (1.47%)
YRCW Receivables, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 9.75%, 1.5% LIBOR Floor, due 9/30/14	$9,115,528	9,138,317	1.47%

Other Financial Investment Activities (1.29%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/31/22	$15,641,638	7,977,235	1.29%

Management, Scientific, and Technical Consulting Services (2.30%)
Hill International, Inc., Senior Secured 1st Lien Term Loan, 7.5%, due 10/17/16	$17,333,333	14,291,333	2.30%

Plastics Product Manufacturing (6.81%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/13 (4)	$27,610,697	16,911,553	2.72%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/14 (4)	$23,743,175	23,743,175	3.82%
WinCup, Inc., Equipment Finance Loan, LIBOR +14.5% PIK, due 4/23/14 (4)	$1,675,971	1,675,971	0.27%
Total Plastics Product Manufacturing		42,330,699

5

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Radio and Television Broadcasting (1.11%)
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15 (3)	$9,493,772	$6,920,960	1.11%

Scheduled Air Transportation (1.94%)
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (4)	$5,194,738	5,974,794	0.96%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (4)	$5,393,499	6,096,614	0.98%
Total Scheduled Air Transportation		12,071,408

Semiconductor and Other Electronic Component Manufacturing (5.75%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/29/15	$31,918,505	31,918,505	5.14%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16	$3,766,215	3,766,215	0.61%
Total Semiconductor and Other Electronic Component Manufacturing		35,684,720

Wired Telecommunications Carriers (2.00%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (5)	€1,743,964	2,001,706	0.32%
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, EURIBOR + 8.9%, due 10/9/12 - (Canada)	$6,788,468	6,707,007	1.08%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15 (3)	$3,083,758	3,098,529	0.50%
Viva Telecom Bulgaria EAD, 1st Lien Facility 1B Term Loan, EURIBOR + 5.5%, due 11/9/17 - (Luxembourg) (5)	€524,236	601,713	0.10%
Total Wired Telecommunications Carriers		12,408,955

Total Bank Debt (Cost $299,710,103)		250,157,087

Other Corporate Debt Securities (10.37%)
Aerospace Product and Parts Manufacturing (0.19%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15 (2)	$10,434,000	939,060	0.15%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15 (2)	$3,047,000	274,230	0.04%
Total Aerospace Product and Parts Manufacturing		1,213,290

Gaming Industries (2.32%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$21,538,000	14,376,615	2.32%

Home Furnishings Stores (0.05%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (2)	$6,591,000	296,595	0.05%

6

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Nonferrous Metal Production and Processing (1.66%)
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17 (3), (6)	$10,000,000	$10,300,000	1.66%

Oil and Gas Extraction (3.00%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,881,000	816,636	0.13%
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (4), (6)	$13,340,000	14,340,500	2.31%
Woodbine Holdings, LLC, Senior Secured Notes, 15% PIK, due 5/12/17 (4), (6)	$3,465,065	3,465,065	0.56%
Total Oil and Gas Extraction		18,622,201

Plastics Product Manufacturing (0.00%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09 (2), (3), (6)	$16,527,000	17	-

Radio and Television Broadcasting (0.81%)
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19 (144A) (6)	$5,376,000	5,053,440	0.81%

Specialty Hospitals (2.34%)
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17	$20,258,000	14,484,470	2.34%

Total Other Corporate Debt Securities (Cost $100,586,937)		64,346,628

Total Debt Investments (Cost $400,297,040)		314,503,715

Equity Securities (33.18%)
Activities Related to Credit Intermediation (14.47%)
Online Resources Corporation, Common Stock (2), (3)	1,302,445	2,956,550	0.48%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (3), (6)	52,744,807	86,844,325	13.99%
Total Activities Related to Credit Intermediation		89,800,875

Alumina and Aluminum Production and Processing (0.29%)
Revere Holdings, Inc., Class A Common Shares (2), (3), (6)	90	-	-
Revere Holdings, Inc., Class B Common Shares (2), (3), (6)	6,940	-	-
Revere Leasing, LLC, Class A Units (2), (3), (6)	90	23,378	-
Revere Leasing, LLC, Class B Units (2), (3), (6)	6,940	1,804,282	0.29%
Total Alumina and Aluminum Production and Processing		1,827,660

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class C Units (2), (6)	369	148	-

Business Support Services (0.05%)
STG-Fairway Holdings, LLC, Class A Units (2), (6)	112,648	337,944	0.05%

Communications Equipment Manufacturing (8.08%)
Dialogic, Inc., Common Stock (2), (3), (6)	2,647,822	3,611,629	0.58%
Dialogic, Inc., Warrants to Purchase Common Stock (2), (3), (6)	1,181,484	900,389	0.15%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (3), (5), (6)	276,043	7,076,463	1.14%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates - (Luxembourg) (3), (5), (6)	27,328,261	38,616,718	6.21%
Total Communications Equipment Manufacturing		50,205,199

7

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Data Processing, Hosting, and Related Services (0.86%)
GXS Holdings, Inc., Common Stock (2), (6)	1,162,264	$116	-
GXS Holdings, Inc., Series A Preferred Stock (2), (6)	22,038	5,375,835	0.86%
Total Data Processing, Hosting, and Related Services		5,375,951

Depository Credit Intermediation (0.22%)
Doral Financial Corporation, Common Stock (2)	1,849,598	1,339,294	0.22%

Electric Power Generation, Transmission, and Distribution (0.12%)
La Paloma Generating Company, Residual Bank Debt Claim (2), (6)	2,645,152	74,064	0.01%
Mach Gen, LLC, Common Units (2), (6)	8,012	660,990	0.11%
Total Electric Power Generation, Transmission, and Distribution		735,054

Electronic Shopping and Mail-Order Houses (0.17%)
Shop Holding, LLC, Class A Units (2), (6)	415,477	775,949	0.13%
Shop Holding, LLC, Warrants to Purchase Class A Units (2), (6)	276,985	240,235	0.04%
Total Electronic Shopping and Mail-Order Houses		1,016,184

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (2), (6)	48	30,681	-

Oil and Gas Extraction (0.93%)
Woodbine Intermediate Holdings, LLC, Membership Units (2), (4), (6)	303	5,802,903	0.93%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (2), (6)	5,080	23,266	-
Bally Total Fitness Holding Corporation, Warrants (2), (6)	9,162	1	-
Total Other Amusement and Recreation Industries		23,267

Other Electrical Equipment and Component Manufacturing (0.86%)
EPMC HoldCo, LLC, Membership Units (4), (6)	2,561,000	5,326,880	0.86%

Other Financial Investment Activities (0.02%)
Marsico Holdings, LLC, Common Interest Units (2), (6)	233,889	116,945	0.02%

Plastics Product Manufacturing (0.00%)
WinCup, Inc., Common Stock (2), (4), (6)	73,517,938	-	-

Radio and Television Broadcasting (0.00%)
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock (2), (3), (6)	3,574,750	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock (2), (3), (6)	1,131,531	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock (2), (3), (6)	1,232,883	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock (2), (3), (6)	706,660	-	-
Total Radio and Television Broadcasting		-

Scheduled Air Transportation (1.26%)
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company) (4), (6)	438	3,883,234	0.63%
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company) (4), (6)	425	3,909,006	0.63%
Total Scheduled Air Transportation		7,792,240

Semiconductor and Other Electronic Component Manufacturing (0.81%)
TPG Hattrick Holdco, LLC, Common Units (2), (6)	4,550,676	5,028,497	0.81%

8

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Wired Telecommunications Carriers (5.04%)
Hawaiian Telcom Holdco, Inc., Common Stock (2)	183,893	$3,585,913	0.58%
Integra Telecom, Inc., Common Stock (2), (3), (6)	5,728,661	22,647,791	3.65%
Integra Telecom, Inc., Warrants (2), (3), (6)	2,272,561	-	-
V Telecom Investment S.C.A, Common Shares - (Luxembourg) (2),(5),(6)	2,127	4,997,755	0.81%
Total Wired Telecommunications Carriers		31,231,459

Total Equity Securities (Cost $321,305,959)		205,991,181

Total Investments (Cost $721,602,999) (7)		520,494,896

Cash and Cash Equivalents (16.15%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.10%, Collateralized by Federal Home Loan Bank Bonds	$12,000,000	12,000,000	1.93%
Union Bank of California, Commercial Paper, 0.10%, due 1/2/13	$29,500,000	29,499,918	4.76%
Cash Denominated in Foreign Currencies	€464,789	613,249	0.10%
Cash Held on Account at Various Institutions (8)	$58,131,810	58,131,810	9.36%
Total Cash and Cash Equivalents		100,244,977

Total Cash and Investments		$620,739,873	100.00%

Notes to Statement of Investments

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Non-income producing security.

(3)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(4)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(5)	Principal or shares amount denominated in foreign currency. Cost and fair value converted to U.S. dollars. (See Note 2)

(6)	Restricted security. (See Note 2)

(7)	Includes investments with an aggregate market value of $8,319,050 that have been segregated to collateralize certain unfunded commitments.

(8)	Includes $151,000 posted as collateral against swaps.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $118,648,924 and $147,600,700, respectively for the year ended December 31, 2012. Aggregate purchases includes investment assets received as payment in kind. Aggregate sales includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2012 was $481,425,533, or 77.56% of total cash and investments of the Company.

Derivative instruments at December 31, 2012 were as follows:

	Contracts or
Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross-Currency Basis Swap, Pay Euros / Receive USD, Expiring 2/5/13	$3,094,272	$(110,349)

See accompanying notes.

9

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations

Year Ended December 31, 2012

Investment income
Interest income:
Unaffiliated issuers	$28,604,314
Controlled companies	8,962,975
Other affiliates	8,337,791
Dividend income:
Other affiliates	620,969
Other income:
Unaffiliated issuers	2,740
Controlled companies	577,310
Other affiliates	271,104
Total investment income	47,377,203

Operating expenses
Management and advisory fees	11,790,115
Interest expense	4,454,256
Commitment fees	1,495,486
Amortization of deferred debt issuance costs	1,629,374
Legal fees, professional fees, and due diligence expenses	433,007
Director fees	245,000
Insurance expense	167,529
Custody fees	111,088
Other operating expenses	924,109
Total expenses	21,249,964

Net investment income	26,127,239

Net realized and unrealized gain (loss) on investments and foreign currency
Net realized loss on investments in unaffiliated issuers	(46,504,643)
Net change in net unrealized depreciation	22,377,262
Net realized and unrealized loss	(24,127,381)

Net change in reserve for distributions to preferred shareholders	(8,022)

Net increase in net assets applicable to common shareholders resulting from operations	$1,991,836

See accompanying notes.

10

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011

Net assets applicable to common shareholders, beginning of period	$467,741,803	$590,553,515

Net investment income	26,127,239	45,627,208
Net realized gain (loss) on investments	(46,504,643)	14,759,907
Net change in net unrealized depreciation	22,377,262	(136,190,827)
Distributions to preferred shareholders from net investment income	-	(15,780)
Net change in reserve for distributions to preferred shareholders	(8,022)	7,780
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	1,991,836	(75,811,712)

Distributions to common shareholders from:
Net investment income	(25,647,265)	(47,000,000)
Returns of capital	(29,652,735)	-
Total distributions to common shareholders	(55,300,000)	(47,000,000)

Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $3,707,763 and $388,133, respectively)	$414,433,639	$467,741,803

See accompanying notes.

11

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows

Year Ended December 31, 2012

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$1,991,836
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	46,504,643
Net change in net unrealized depreciation on investments	(22,680,529)
Net change in reserve for distributions to preferred shareholders	8,022
Accretion of original issue discount	(836,768)
Net accretion of market discount/premium	(1,808,909)
Interest and dividend income paid in kind	(15,277,453)
Amortization of deferred debt issuance costs	1,629,375
Changes in assets and liabilities:
Purchases of investments	(103,371,471)
Proceeds from sales, maturities and paydowns of investments	147,600,700
Decrease in accrued interest income - unaffiliated issuers	3,097,706
Decrease in accrued interest income - controlled companies	32,832
Decrease in accrued interest income - other affiliates	451,044
Increase in dividend receivable from affiliated issuer	(37,958)
Decrease in other receivables	34,932
Increase in prepaid expenses and other assets	(3,514)
Increase in payable for investments purchased	150,029
Decrease in management and advisory fees payable	(41,483)
Decrease in interest payable	(100,651)
Decrease in payable to the Investment Manager	(248,031)
Decrease in accrued expenses and other liabilities	(524,579)
Net cash provided by operating activities	56,569,773

Financing activities
Proceeds from draws on credit facility	460,856,420
Principal repayments on credit facility	(428,500,000)
Distributions paid to common shareholders	(59,800,000)
Net cash used in financing activities	(27,443,580)

Net increase in cash and cash equivalents	29,126,193
Cash and cash equivalents at beginning of period	71,118,784
Cash and cash equivalents at end of period	$100,244,977

Supplemental disclosures
Interest payments	$4,554,907

See accompanying notes.

12

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements

December 31, 2012

1.  Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure. The Company is scheduled to terminate on July 13, 2016.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the directors. The remaining directors will be subject to election by holders of the common shares and preferred shares voting together as a single class.

Company Structure

As of December 31, 2012, total maximum capitalization of the Company was $939.7 million, consisting of $711 million of committed common equity, $228.5 million under a senior secured revolving credit and term loan facility (the “Senior Facility”), and $200,000 of Series Z Preferred Stock. The contributed investor capital and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

13

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval. Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

14

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies (continued)

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2012 included the following:

Asset Type	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Avg.)
Bank Debt	$223,734,309	Market rate approach Market quotations	Market yields Indicative bid/ask quotes	5.5% – 17.8% (13.9%) 1 – 2 (1)
		Market comparable companies	Revenue multiples	0.5x – 0.5x (0.5x)
		Market comparable companies	EBITDA multiples	5.5x - 7.5x (6.2x)
Corporate Debt	$3,465,082	Market quotations	Indicative bid/ask quotes	1 – 1 (1)
Equity	$188,694,891	Market rate approach Market quotations	Market yields Indicative bid/ask quotes	7.0% – 13.0% (9.4%) 1 – 1 (1)
		Market comparable companies	Revenue multiples	0.3x – 0.5x (0.4x)
		Market comparable companies	EBITDA multiples	4.2x – 9.5x (6.6x)

Generally, a change to the unobservable input may result in a change to the value in the investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

15

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies (continued)

Investments of the Company may be categorized based on the types of inputs used in valuing such assets. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At December 31, 2012, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$14,376,615	$11,493,386
2	Other observable market inputs*	26,422,778	46,504,931	5,802,904
3	Independent third-party pricing sources that employ significant unobservable inputs	222,522,325	-	181,363,120
3	Internal valuations with significant unobservable inputs	1,211,984	3,465,082	7,331,771
Total		$250,157,087	$64,346,628	$205,991,181

* E.g., quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the year ended December 31, 2012 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$238,262,726	$2,282,171	$190,535,654
Net realized and unrealized gains (losses)	(8,353,624)	(2,282,171)	(4,067,997)
Acquisitions	55,725,788	11,615,800	7,658,427
Dispositions	(78,195,217)	(11,615,800)	(17,632,188)
Transfers into Level 3†	11,603,254	-	-
Reclassifications within Level 3††	3,479,398	-	4,869,224
Ending balance	$222,522,325	$-	$181,363,120

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(1,904,541)	$-	$(5,904,541)

† Comprised of two investments that transferred from Level 2 due to reduced trading volumes.

†† Comprised of one bank debt and one equity investment that transferred from Investment Manager Valuation.

16

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the year ended December 31, 2012 were as follows:

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$4,765,711	$231,378	$14,596,764
Net realized and unrealized gains (losses)	-	(131,915)	(231,309)
Acquisitions	-	3,465,066	-
Dispositions	-	(99,447)	(2,238,789)
Reclassifications within Level 3‡	(3,553,727)	-	(4,794,895)
Ending balance	$1,211,984	$3,465,082	$7,331,771

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$(131,915)	$(231,309)

‡ Comprised of one bank debt investment and one equity investment that transferred to Third-Party Valuation.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

17

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2012, the Company had foreign currency denominated investments with an aggregate market value of approximately 10.2% of the Company’s total investments. Such positions were converted at the closing rate in effect at December 31, 2012 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company entered into certain swap and forward exchange transactions. The Company also acquired or wrote certain commodity options to mitigate the effect of fluctuations in commodity prices on certain of the Company’s investments. The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currency relative to the U.S. dollar.

18

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies (continued)

During the year ended December 31, 2012, the Company entered into a cross currency basis swap with a notional value of $3,094,272. The Company also held crude oil options at the beginning of the year, all of which expired or were exited during the current year. All gains and losses from derivative transactions during the year ended December 31, 2012 were included in net realized and unrealized gain or loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross-currency basis swap	$1,006,163	$(798,604)
Crude oil options	(4,360,644)	2,418,384
Foreign currency forward exchange contract	(63,275)	-

Valuations of all swaps held at December 31, 2012 were determined using observable market inputs other than quoted prices in active markets for identical assets, and, accordingly, are classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

Costs incurred in connection with the amendment of the Senior Facility, plus unamortized debt costs on the date of the amendment, totaled approximately $5.8 million. These costs are being deferred and amortized on a straight-line basis through the scheduled maturity of the Senior Facility on July 1, 2014, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life (see Note 5). The impact of utilizing this method versus the effective-interest method is not material to the Company’s operations.

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

19

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies (continued)

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected, generally at disposition. When the Company receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. In accordance with ASC Topic 740 – Income Taxes, the Company recognizes in its financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2012, all tax years since January 1, 2009 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. At December 31, 2012, the Company reclassified $3,799,604 in foreign currency losses from accumulated net realized losses to distributions in excess of net investment income. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and will reverse in subsequent periods.

20

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies (continued)

As of December 31, 2012, the tax basis components of distributable earnings (accumulated deficit), unrealized appreciation (depreciation) and cost of the investments (including derivatives) of the Company were as follows:

Undistributed ordinary income	$-
Capital loss carryforwards	(63,723,571)
Post-October capital loss deferrals	(42,715,680)
Post-October currency loss deferrals	(4,290,475)
Unrealized appreciation	89,725,317
Unrealized depreciation	(290,943,769)
Net unrealized depreciation	(201,218,452)

Cost	721,602,999

The Company intends to use its capital loss carryforwards to offset capital gains in succeeding taxable years.

The tax character of distributions to common shareholders during the years ended December 31, 2012 and 2011 was as follows:

Common shareholders:

	2012	2011
Ordinary income	$25,647,265	$47,000,000
Returns of capital	29,652,735	-
Total distributions	$55,300,000	$47,000,000

Preferred shareholders:

	2012	2011
Ordinary income	$-	$15,780

21

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

2.  Summary of Significant Accounting Policies (continued)

New Accounting Guidance

In May 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”).  ASU 2011-04 was issued to converge guidance from the FASB and the International Accounting Standards Board on measuring fair value and for disclosing information about fair value measurements.  The changes include a consistent definition of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values, such as additional quantitative information about significant unobservable inputs and a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs.  The provisions of ASU 2011-04 were effective for the Company on January 1, 2012.  The Company’s adoption of ASU 2011-04 resulted in increased disclosures around fair value but did not impact the measurement of fair value of the Company’s investments.

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of December 31, 2012, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date. The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2012, the Company had declared $437,100,000 in distributions to common shareholders since inception.

4.  Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3 above. As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

22

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

4. Management and Advisory Fees and Other Expenses (continued)

Beginning January 1, 2014, the management and advisory fee will be calculated as a percentage of the aggregate cost of the Company’s assets as follows:

Time Period	Percent of Aggregate Cost of Assets
January 1, 2014 through January 13, 2015	1.25%
January 14, 2015 through July 13, 2015	1.15%
July 14, 2015 through July 13, 2016	1.00%

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company’s Senior Facility is comprised of a revolving credit facility of $165 million and a $63.5 million term loan. The Senior Facility matures on July 1, 2014, subject to extension by the lenders for one year at the request of the Company. Amounts borrowed under the Senior Facility bear interest at an annual rate of 3.5% plus LIBOR, EURIBOR, or the federal funds rate, or 3% plus a specified prime lending rate, and are subject to certain collateral requirements. The Company also pays 1.25% per year on the undrawn portions of the Senior Facility. The weighted-average interest rate on outstanding borrowings at December 31, 2012 was 3.7%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of December 31, 2012, the Company was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations.

23

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $7.6 million at December 31, 2012. These instruments are reflected at fair value and may be drawn up to the principal amount shown. In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008. The guaranty may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Company’s maximum exposure under these arrangements and activities is unknown. However, the Company expects the risk of material loss to be remote.

7.  Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At December 31, 2012, such reimbursable amounts totaled $81,747, as reflected in the Statement of Assets and Liabilities.

8.  Preferred Capital

Series A-E

Prior to the amendment of the Senior Facility on July 22, 2010, the Company had 3,322 shares of Series A-E preferred equity outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.  In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

24

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

8.  Preferred Capital (continued)

Series Z

The Company has 400 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of the liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

25

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

9.  Financial Highlights

	Year Ended December 31,
	2012	2011	2010	2009	2008

Per Common Share(1)
Net asset value, beginning of period	$12,811.65	$16,175.52	$16,001.18	$13,332.48	$18,328.49

Investment operations:
Net investment income	715.64	1,249.75	1,341.83	878.33	1,480.42
Net realized and unrealized gain (loss)	(660.86)	(3,326.05)	232.19	3,355.18	(8,001.48)
Gain on retirement of Series A - E preferred shares	-	-	-	-	2,259.64
Distributions to preferred shareholders from:
Net investment income	-	(0.43)	(46.33)	(77.93)	(414.14)
Net change in reserve for distributions to preferred shareholders	(0.23)	0.21	2.48	0.42	63.02
Total from investment operations	54.55	(2,076.52)	1,530.17	4,156.00	(4,612.54)

Distributions to common shareholders from:
Net investment income	(702.48)	(1,287.35)	(1,355.83)	(1,487.30)	(383.47)
Returns of capital	(812.20)	-	-	-	-
Total distributions to common shareholders	(1,514.68)	(1,287.35)	(1,355.83)	(1,487.30)	(383.47)

Net asset value, end of period	$11,351.52	$12,811.65	$16,175.52	$16,001.18	$13,332.48

Return on invested assets (2)	3.6%	(8.1)%	11.1%	26.0%	(19.6)%

Gross return to common shareholders	0.0%	(13.3)%	9.9%	31.9%	(25.4)%
Less: performance fee	-	-	-	-	-
Return to common shareholders (3)	0.0%	(13.3)%	9.9%	31.9%	(25.4)%

Ratios to average common equity: (4)
Net investment income	5.7%	8.4%	8.4%	6.2%	9.4%
Expenses (before performance fees)	4.6%	4.5%	3.8%	4.9%	6.5%
Expenses (including performance fees)	4.6%	4.5%	3.8%	4.9%	6.5%

Ending net assets applicable to common shareholders	$414,433,639	$467,741,803	$590,553,515	$584,188,788	$486,756,704
Portfolio turnover rate	21.7%	23.3%	31.5%	16.6%	22.4%
Weighted-average debt outstanding	$116,662,557	$192,128,767	$124,386,301	$184,076,712	$271,734,973
Weighted-average interest rate	3.8%	3.7%	3.2%	2.8%	3.5%
Weighted-average number of shares	36,509	36,509	36,509	36,509	36,509
Average debt per share	$3,195.44	$5,262.49	$3,406.99	$5,041.94	$7,442.94

26

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

9.  Financial Highlights (continued)

Annualized Inception to Date Performance Data as of December 31, 2012:

Return on invested assets (2)	8.0%
Internal rate of return (5)	3.5%

Asset Coverage:
	December 31,
	2012	2011	2010	2009	2008
Series A Preferred Stock:
Shares outstanding	-	-	-	480	480
Involuntary liquidation value per share	n/a	n/a	n/a	$25,022	$25,022
Asset coverage per share	n/a	n/a	n/a	$101,209	$62,722

Series B Preferred Stock:
Shares outstanding	-	-	-	1,324	1,324
Involuntary liquidation value per share	n/a	n/a	n/a	$25,022	$25,022
Asset coverage per share	n/a	n/a	n/a	$101,209	$62,722

Series C Preferred Stock:
Shares outstanding	-	-	-	1,384	1,384
Involuntary liquidation value per share	n/a	n/a	n/a	$25,038	$25,044
Asset coverage per share	n/a	n/a	n/a	$101,272	$62,779

Series D Preferred Stock:
Shares outstanding	-	-	-	17	17
Involuntary liquidation value per share	n/a	n/a	n/a	$25,038	$25,044
Asset coverage per share	n/a	n/a	n/a	$101,272	$62,779

Series E Preferred Stock:
Shares outstanding	-	-	-	117	117
Involuntary liquidation value per share	n/a	n/a	n/a	$25,038	$25,044
Asset coverage per share	n/a	n/a	n/a	$101,272	$62,779

Series S Preferred Stock:
Shares outstanding	-	-	-	-	-
Involuntary liquidation value per share	n/a	n/a	n/a	n/a	n/a
Asset coverage per share	n/a	n/a	n/a	n/a	n/a

Series Z Preferred Stock:
Shares outstanding	400	400	400	400	400
Involuntary liquidation value per share	$521	$501	$520	$500	$520
Asset coverage per share	$1,600	$1,898	$1,952	$2,022	$1,304

Senior Secured Revolving Credit Facility:
Debt outstanding ('000)	$199,486	$167,000	$214,000	$104,000	$239,000
Asset coverage per $1,000 of debt outstanding	$3,076	$3,795	$3,757	$7,184	$3,380

27

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

December 31, 2012

9.  Financial Highlights (continued)

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(5)	Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Company at net asset value as of the balance sheet date.

28

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2012

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	$28,389,850	$3,855,751	$(13,152,072)	$19,515,391
Dialogic, Inc., Common Stock	1,727,413	11,654,520	-	3,611,629
Dialogic, Inc., Warrants to Purchase Common Stock	-	-	-	900,389
EPMC HoldCo, LLC, Membership Units	10,269,610	-	(2,489,804)	5,326,880
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	15,527,058	-	-	7,076,463
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	36,360,511	-	-	38,616,718
Integra Telecom, Inc., Common Stock	24,113,034	-	-	22,647,791
Integra Telecom, Inc., Warrants	-	-	-	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	2,653,271	11,479	(31,628)	3,098,529
International Wire Group Holdings, Inc., Common Stock	9,681,813	-	(9,556,991)	-
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15	15,150,000	-	(15,000,000)	-
International Wire Group Holdings, Inc., Senior Notes, 8.5%, due 10/15/17	-	10,000,000	-	10,300,000
Online Resources Corporation, Common Stock	3,151,917	-	-	2,956,550
Online Resources Corporation, Series A-1 Convertible Preferred Stock	80,013,872	-	-	86,844,325
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	231,378	-	(99,447)	17
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock	-	-	-	-
Revere Holdings, Inc., Class A Common Shares	-	-	-	-
Revere Holdings, Inc., Class B Common Shares	-	-	-	-
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	30,381,201	18,029	-	24,811,315
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13	1,211,983	-	-	1,211,983
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 6.75% PIK, due 6/30/13	8,528,296	3,639,415	-	13,031,475
Revere Leasing, LLC, Class A Units	24,732	-	(1,243)	23,378
Revere Leasing, LLC, Class B Units	1,908,792	-	(104,540)	1,804,282
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	5,469,756	1,991,481	-	6,920,960
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/13	9,210,158	2,650,919	-	16,911,553
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	7,026,323	-	(1,032,476)	5,974,794
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	7,274,891	-	(1,001,291)	6,096,614
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company)	3,187,390	1,032,476	(945,388)	3,883,234
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company)	3,090,296	1,001,291	(929,023)	3,909,006
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13	17,954,987	5,788,189	-	23,743,175
WinCup, Inc., Common Stock	-	-	-	-
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 4/23/13	-	1,675,971	-	1,675,971
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16	11,755,208	-	-	14,340,500
Woodbine Intermediate Holdings, LLC, Membership Units	2,118,392	-	-	5,802,903
Woodbine Holdings, LLC, Unsecured Notes, 15% PIK, due 5/12/17	-	3,465,065	-	3,465,065

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

29

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2012

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$37,898,809
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
Hawkeye Renewables, LLC, Class C Units	6/18/10	2,691,943
La Paloma Generating Company, Residual Bank Debt Claim	2/2/05	2,526,285
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19 (144A)	Various 2012	4,600,033
Mach Gen, LLC, Common Units	Various 2005	1,442,223
Marsico Holdings, LLC, Common Interest Units	9/10/2012	239,429
Precision Holdings, LLC, Class C Membership Interests	Various 2010	2,010
Shop Holding, LLC, Class A Units	6/2/11	392,194
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,541,768
TPG Hattrick Holdco, LLC, Common Units	4/21/06	4,868,079
V Telecom Investment S.C.A, Common Shares	11/9/12	4,966,834

30

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Company are listed below. The role of the Board of Directors, the Board’s Committees, and the individual Directors is to provide general oversight of the Company. The Directors are experienced executives who meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with service providers to the Company, and review the Company’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1.	Independent Directors

Name (Age at December 31, 2012)

Principal Occupation(s)

M. Christian Mitchell (57)

- Year of Election or Appointment: 2004

- Director and Chairman of the Audit Committee of the Company. Mr. Mitchell retired in 2003 from Deloitte & Touche after 26 years. From 2001 to 2003, he was the National Managing Partner of the Mortgage Banking and Finance Companies practice and a member of the National Financial Services Management Committee. From 1998 to 2001, he was the Regional Managing Partner (for the western United States) of the Enterprise Risk Services Practice, including serving on that practice’s Global and National Management Committees. He was a director of Hanmi Financial Corporation from 2004 to 2007, where he served as chair of the audit committee and as a member of the planning and compliance committees. He was a director of First Chicago Bancorp from 2006 until 2011, serving as chairman of the audit committee and a member of the risk committee. In 2007, Mr. Mitchell became a director of Reis, Inc., where he now serves as chairman of the board and chair of the audit committee and a member of the nominating and corporate governance committee. In 2008, he became a director of Marshall & Stevens, a national valuation consulting firm, where he currently serves as Vice Chairman. In 2010, Mr. Mitchell joined the board of Grandpoint Capital, a Los Angeles-based bank holding company where he serves as chairman of the audit committee. In 2012, Mr. Mitchell joined the board of Western Asset Mortgage Capital Corporation, a mortgage REIT where he is chair of the audit committee. Mr. Mitchell previously served as an adjunct professor of accounting and currently serves a lecturer at the University of Redlands, and is Chairman and President of the National Association of Corporate Directors, Southern California. He holds a B.S. in accounting from the University of Alabama. Mr. Mitchell oversees one portfolio in the fund complex as a director.

31

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

M. Freddie Reiss (65)

- Year of Election or Appointment: 2012

- Director and Audit Committee Member of the Company. Mr. Reiss is currently a senior managing director in FTI Consulting's Corporate Finance/Restructuring practice. Mr. Reiss has over 30 years of experience in strategic planning, cash management, liquidation analysis, covenant negotiations, forensic accounting and valuation. He specializes in advising on bankruptcies, reorganizations and business restructurings and in providing expert witness testimony for underperforming companies. He has also acted as interim management, a fiduciary and chief restructuring officer and trustee. Prior to joining FTI Consulting, Mr. Reiss was a partner and west region leader at PricewaterhouseCoopers, where he co-founded the Business Restructuring Services practice. Mr. Reiss is a recognized expert in the field of financial restructuring. Mr. Reiss holds an M.B.A. from City University of New York’s Baruch College and a B.B.A. from City College of New York’s Bernard Baruch School of Business. He is a certified insolvency and restructuring advisor, a certified public accountant in New York and California, and a certified turnaround professional. Mr. Reiss is a member of the American Institute of Certified Public Accountants, the New York and California Societies of Certified Public Accountants and has completed the Director Education and Certification Program at the John E. Anderson Graduate School of Management at UCLA. Mr. Reiss is currently on the board of trustees for the Baruch College Fund and chairman of the audit committee and independent board member for Brundage Bone and Contech Engineered Solutions. Mr. Reiss oversees one portfolio in the fund complex as a director.

Brian F. Wruble (69)

- Year of Election or Appointment: 2004

- Director and Audit Committee Member of the Company. Mr. Wruble is a private investor in Key West, Florida. He was also a general partner of Odyssey Partners, L.P. and was a founder of Odyssey Investment Partners, LLC, both private investment firms in New York. Prior to joining Odyssey in 1995, Mr. Wruble was president and CEO of the Delaware Group of Mutual Funds following 13 years with The Equitable Life Assurance Society of the U.S, where he was chief investment officer and CEO of Equitable Capital Management Corp. Before joining Equitable in 1979, Mr. Wruble spent nearly 10 years on Wall Street, most recently with Smith Barney, Harris Upham and Company. Mr. Wruble serves on several boards including the Oppenheimer Funds (chairman, New York Board), the Institute for Advanced Study (treasurer), and The Jackson Laboratory (chairman emeritus). He is a past governor of the Association for Investment Management and Research and a past chairman of the Institute of Chartered Financial Analysts. Mr. Wruble has both a bachelors and a masters degree in electrical engineering from Cornell University and an M.B.A. from New York University. He is a chartered Financial Analyst and an associate editor of CFA Digest. Mr. Wruble oversees one portfolio in the fund complex as a director.

32

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

2.	Interested Directors and Officers

Name (Age at December 31, 2012)

Principal Occupation(s)

Michael E. Tennenbaum (77)

- Year of Election or Appointment: 2006

- Co-Founder and the Senior Managing Partner of TCP, and officer of the Company. Mr. Tennenbaum is a voting member of TCP’s Investment Committee. Prior to founding TCP in 1999, and its predecessor entity in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum has served on the boards of a number of both public and private companies. His board service has included the chairmanship of all significant board committees as well as of the boards themselves.

Currently, Mr. Tennenbaum is a member of the Secretary of the Navy Advisory Panel and a recipient of the Department of Defense Distinguished Civilian Service Award; a board member of The RAND Center for Asia Pacific Policy and of the Smithsonian Institution National Board and Founder of the Tennenbaum Marine Observatories; a member of the Los Angeles Philharmonic Board of Overseers; a member of the UCLA School of Medicine Board of Visitors; and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA and of the Michael E. Tennenbaum Family Endowed Chair in Creativity Research.

He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles. He is a member of the Committee on University Resources (COUR) at Harvard University; a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee; and a previous Vice Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, and is now a Life Member of the Board of Governors.

In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus. He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech's College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A with honors from Harvard Business School.

33

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Mark K. Holdsworth (47)

- Year of Election or Appointment: 2011

- Chief Executive Officer of the Company. Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, a voting member of its Investment Committee, and a member of its Management Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm.  He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a real estate advisory firm.  He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc. and a former Chairman of the Board of Directors of the International Wire Group. Mr. Holdsworth currently serves as Chairman of RM Holdco, LLC, WinCup, Inc., Vice Chairman of EP Management Corporation and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world. He is also a National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science from the California Institute of Technology, and an M.B.A. from Harvard Business School.

David A. Hollander (51)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company. Mr. Hollander is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings. Prior to joining TCP, Mr. Hollander was an attorney for sixteen years at O’Melveny & Myers, where he specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. He currently focuses on the firm’s private placements and restructurings.  Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was an Associate Editor of the Stanford Law Review.

Michael E. Leitner (45)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company. Mr. Leitner is a voting member of TCP’s Investment Committee. Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications.  Mr. Leitner previously served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360networks, following employment as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally.  Prior to Microsoft, Mr. Leitner was a Vice President in the M&A group at Merrill Lynch.  He currently serves as a representative for Tennenbaum on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH.  Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

34

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Howard M. Levkowitz (45)

- Year of Election or Appointment: 2006

- Director and President of the Company. Mr. Levkowitz is also a Co-Founder and Managing Partner of TCP. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. He is Chairman of TCP’s Management and Investment Policy Committees and President of TCP’s Opportunity Funds. Mr. Levkowitz is also Chairman and Chief Executive Officer of TCP Capital Corp. He has served as a director of both public and private companies, and he has also served on a number of formal and informal creditor committees. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from the Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Rajneesh Vig (41)

- Year of Election or Appointment: 2011

- Managing Partner of TCP and officer of the Company. Mr. Vig is a voting member of TCP’s Investment Committee and a member of its Management Committee. Prior to joining TCP, Mr. Vig worked for Deutsche Bank in New York as a member of its Principal Finance Group. Prior to that, Mr. Vig was a Director in the bank’s Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group. He began his career in Arthur Andersen's Financial Markets/Capital Markets group. Mr. Vig currently serves on the board of Dialogic and is on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies, recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

Paul L. Davis (39)

- Year of Election or Appointment: 2008

- Chief Financial Officer of the Company. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the state of California.

35

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Elizabeth Greenwood (49)

- Year of Election or Appointment: 2007 as Secretary; 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Company. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd. She began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the board of the Association of Women in Alternative Investing. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

36

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Supplemental Tax Information

(Unaudited)

71.6% and 2.3% of the ordinary income distributions paid by the Company during the year ended December 31, 2012 qualify as “interest related dividends” and distributions of qualified dividend income, respectively. All of the distributions of qualified dividend income during the year ended December 31, 2012 qualify for the dividends-received deduction for corporate shareholders. The Company distributed no short-term capital gains.

37

ITEM 2.          CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that M. Christian Mitchell is qualified to serve as an audit committee financial expert serving on its audit committee and is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)        Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $55,715 for fiscal year 2012 and $54,000 for fiscal year 2011.

(b)        Audit-Related Fees. Not applicable.

(c)        Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $36,750 in 2012 and $36,750 in 2011. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)        All Other Fees. Not applicable.

(e)        (1)        Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)        (2)         Not applicable.

(f)        Not applicable.

(g)        The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $36,750 for fiscal year 2012 and $36,750 for fiscal year 2011.

(h)        The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.          AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)             Not applicable.

(b)             Not applicable.

ITEM 6.          INVESTMENTS.

(a)        Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b)        Not applicable.

ITEM 7.          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, TCP Capital Corp., Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.); and

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by Special Value Opportunities Fund, LLC, June 18, 2004
Adopted by Special Value Expansion Fund, LLC, August 19, 2004
Adopted by TCP Capital Corp. and Special Value Continuation Partners, LP, July 18, 2006

Adopted by Tennenbaum Opportunities Fund V, LLC, September 29, 2006

Adopted by Tennenbaum Opportunities Partners V, LP, December 22, 2006

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)        (1)        As of the date of the filing of this report, the five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Vig (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer leads Babson Capital’s Global Fund Investments operation (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. He is responsible for the management of a team of investment professionals originating, analyzing, structuring and documenting private equity fund and direct equity co-investments across multiple alternative equity strategies. Mr. Spencer has 27 years of industry experience. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank and most recently co-lead Babson's Mezzanine and Private Equity Group for 13 years. He is Vice President of  Babson Capital Corporate Investors and  Babson Capital Participation Investors and Manager of Mezzco LLC, Mezzco II LLC, and Mezzco III LLC, the respective General Partners of Tower Square Capital Partners I, L.P., Tower Square Capital Partners II, L.P., and Tower Square Capital Partners III, L.P., Babson's three private mezzanine funds. Mr. Spencer is active as a voting member on the investment committee for the three private mezzanine funds as well as  three absolute return funds co-managed by the Investment Manager and Babson. He holds a B.A. in Economics and History from Bucknell University, an M.B.A. from the State University of New York at Buffalo and is a member of the CFA Institute.

(a)        (2)        Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of ten other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of three other registered investment companies with combined assets of $1,664.2 million, four other pooled investment vehicles with combined assets of approximately $314.0 million, two other business development companies with combined assets of approximately $549.2 million, and one other separately managed account with assets of approximately $50.1 million, each as of December 31, 2012, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of approximately $286.9 million, three of the aforementioned other pooled investment vehicles with assets of approximately $312.3 million, nor of the separately managed account, each as of December 31, 2012, and except that Mr. Vig is not primarily responsible for the day-to-day management of one of the aforementioned other pooled investment vehicles with assets of approximately $4.4 million, nor of the separately managed account, each as of December 31, 2012. The advisory compensation of each of these accounts, with the exception of the separately managed account, is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer has day to day responsibility over the management of a $1.2 billion private equity portfolio in MassMutual’s General Investment Account as well as responsibility for the management of Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $385.3 million and three other pooled investment vehicles with combined assets of approximately $1.5 billion, each as of December 31, 2012. The advisory fee of each of the three aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(b)        (3)        Each of the TCP Portfolio Managers receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the Registrant and the other registered investment company that pays performance fees. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein. Messrs. Leitner and Vig do not currently have equity interests in the managing members of two of the other pooled investment vehicles. Except as otherwise agreed, each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a)        (4)        The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2012 is as follows:

Mark K. Holdsworth	Over $1,000,000
Michael E. Leitner	$50,001-$100,000
Howard M. Levkowitz	Over $1,000,000
Richard E. Spencer II	None
Rajneesh Vig	None

(b)        Not applicable.

ITEM 9.          PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.        CONTROLS AND PROCEDURES.

(a)        The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)        None.

ITEM 12.        EXHIBITS.

(a)        (1)        Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)        (2)        Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)        Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Opportunities Fund, LLC

By:	/s/ Mark K. Holdsworth
Name: Mark K. Holdsworth
Title: Chief Executive Officer
Date: March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark K. Holdsworth
Name: Mark K. Holdsworth
Title: Chief Executive Officer
Date: March 11, 2013

By:	/s/ Paul L. Davis
Name: Paul L. Davis
Title: Chief Financial Officer
Date: March 11, 2013